                                                                   Exhibit 10.13

PROPERTY ADDRESS:    BRINELL                                Suite   ALL
                     ----------------------------------             -----------

                     4676 Brinell Street
                     ----------------------------------
                     San Diego, CA 92111
                     ----------------------------------



                                 LEASE SUMMARY



TENANT:   SOLA/BARNES-HIND, a division of Pilkington Visioncare, Inc.
          ---------------------------------------------------------------------

CONTACT:                                   PHONE:
        ---------------------------------        -------------------------------


USE OF PREMISES:   Warehouse, light assembly and manufacturing
                   -------------------------------------------------------------

SECURITY DEPOSIT:   1,700.00          PAID ON:
                    -------------              ---------------------------------

     * Carried over from original lease dated 5/16/85 and subsequent addenda dated 3/30/88, and 3/26/91

1ST MONTH'S RENT:  $9,984.00          PAID ON:
                   --------------             ----------------------------------

LEASE TERM:     Three (3) Years:
           ----------------------

                            (05-1-96 thru 04-30-99)
                            ----------------------


OTHER:
      ---------------------------------------------------------------------

TOTAL SQ. FT. IN
LEASED SPACE:      19,200
             -------------------------------------------------------------------

                                 ARVCO REALTY
                            4655 CASS ST., SUITE 400
                              SAN DIEGO, CA 92109
                      P.O. BOX 90948, SAN DIEGO, CA 92169
                      (619) 272-7070  FAX:  (619) 272-7079

                              BUSINESS PARK LEASE

THIS LEASE is made this 17th day of January, 1996, at San Diego, California, by and between ARVCO REALTY, Agent for William J. Ronan and Elena V. Ronan

                                      and

          SOLA/BARNES-HIND, a division of Pilkington Visioncare, Inc. hereafter called respectively Lessor and Lessee, without regard to number and gender.

1.  PREMISES:  Lessor hereby leases to Lessee and Lessee hereby hires, upon the
    ---------
conditions and covenants herein set forth, the property described as follows, and hereinafter referred to as "the premises:" 4676 Brinell Street, San Diego, CA 92111

2.  TERM:  The term of this lease is for Three (3) Years, beginning May 1, 1996,
    -----
and terminating on April 30, 1999, unless extended or sooner terminated in accordance with terms of this lease. If Lessee shall take occupancy on a day other than the first day of the month, the term of this lease has been extended by the number of days remaining in the first month of occupancy. In the event, for any reason, Lessor cannot deliver possession on the commencement date set forth above, this lease shall remain in full force and effect provided that Lessee shall not be required to pay any rent until date possession is delivered. In the event of such entry into possession by Lessee at a date subsequent to the commencement date set forth above, the term of this lease shall be extended by the number of days of such delay.

3.  RENTAL:  The total rent for the term of this lease shall be $359,424.00 plus
    -------
adjustments as provided herein, without offset or deduction, which Lessee agrees to pay to Lessor at the office of ARVCO REALTY, Suite 400, 4655 Cass Street, San Diego, California 92109 or if mailed to Arvco Realty, P. O. Box 90948, San Diego, CA 92169, or other place Lessor shall designate, payable in monthly installments of $9,984.00, payable in advance on the first day f each calendar
                                                     -------------------------
month of the term of this lease, commencing on the first day of the term hereof
-----
and continuing throughout the term of this lease, except that if the commencement date of this lease is a date other than the first day of the month. Without exception, there is a $25.00 charge on all returned checks.

4.  SECURITY DEPOSIT:  Lessee shall deposit with Lessor the sum of $1,700,000*,
    -----------------
as security for full performance of the obligation of this lease. If Lessee shall be in default in payment of rent or any other covenant herein, Lessor may use all or any of such deposit to cure such default, or to repair damages to the premises caused by Lessee, or to clean premises on termination, or for costs of recovery of possession. If Lessee is not in default at termination of this lease, Lessor shall return such deposit to Lessee with thirty (30) days. Lessor's obligation for such deposit is that of a debtor, not a trustee, and the money may be commingled or dissipated and no interest shall accrue thereon. Security deposit is not to be used as last month' rent.

* Carried over from original lease dated May 16, 1985 and subsequent addenda dated March 30, 1988 and March 26, 1991

          (b) In the event of sale of Building by Lessor, Lessor may transfer any sums received as deposit from lessee to the purchaser and shall be thereafter discharged of further liability upon notice of such transfer to Lessee giving name and address of transferee.

5.  COST OF LIVING RENTAL ADJUSTMENT:  The monthly rental payable under terms of
    ---------------------------------
this lease shall be adjusted annually at each lease anniversary date to reflect the increase, if any, in the Consumer Price Index for the Los Angeles, California area (1967 base) as reported by the Bureau of Labor Statistics of the United States Department of Labor. Rent shall be increased by the percentage by which the said Consumer Price Index has increased over it level as of the commencement of the term of this lease. For purposes of computing the adjustment applicable each anniversary date, the Consumer Price Index to be used shall be that Index last reported. In the event the Index is unavailable or not yet reported for that month, the Index to be used shall be the Consumer Price Index most recently reported and available. In the event the Consumer Price Index is eliminated or modified, the cost of living increase shall be measured by such substitute system as shall be provided or placed in common use. Cost of living rental adjustment shall be minimum 2% increase and a maximum 6% increase per annum.

6.  LATE CHARGE  Lessee shall be liable for and pay promptly without specific
    -----------
demand therefore, a service charge equal ten (10%) percent of the monthly rent in addition to rent due, in the event, and each such event, that the rent is not paid and received in Lessor's office in advance by the 5th of the month, unless
         --------                               -----------------------
postmarked on or prior to the first of the month.

7.  USE:  (a) Lessee agrees to use the leased premises for the purpose of:
    ----

Warehouse, light assembly and manufacturing and for no other purpose without the written consent of Lessor; personally to supervise the operation of said business and to see that it is conducted in a businesslike manner and in such manner that it shall not become a public nuisance or interfere in any way with rights of the other tenants or occupants of the land or building of which the leased premises are a part in their right to the peaceful enjoyment of their premises on or in said land or building; neither to use or permit to be used the leased premises for immoral purposes or in any way that would be a violation of any Federal, State, or local law, regulation, or ordinance, that would injure the reputation of the premises, said land and building, or the neighborhood, or that would constitute a violation of any conditions or restrictions of record affecting the leased premises or said land or building; to keep the leased premises, storefront, including sidewalks and driveways adjacent thereto, and identification signs, at his own expense, safe, secure, clean, sightly, and in a
                      ------------------
wholesome condition at all times, abiding by all health and sanitation regulations and requirements.

          (b) It is understood that the premises are subject to restrictions contained in the Declaration of Restrictions recorded ______, _____ as instrument number in the office of the San Diego County Recorder, and Lessee's use and occupancy shall be subject to the restrictions as to use and occupancy contained therein. A copy of said Declaration of Restrictions is available to Lessee, in the Lessor's office.

8.  UTILITIES:  Lessee agrees hereby to pay promptly al costs for gas,
    ----------
electricity, telephone, and Lessor shall have no responsibility therefore.

9.  PROHIBITED USES:  Lessee shall not use, or permit said premises or any part
    ----------------
thereof to be used, for any purpose or purposes other than the purpose or purposes for which the said premises are hereby leased; and no use shall be made or permitted to be made of the said premises, nor acts done, which will cause an increased rate of or cancellation of any insurance policy covering said building or any part thereof, in or about said premises, any article which may be prohibited by the standard form of fire insurance policies. Lessee shall, at his sole cost and expense, comply with any and all requirements, pertaining to said premises, of any insurance organization or company, necessary for the maintenance of insurance, as herein provided, covering any building and appurtenance at any time located on said premises.

10.  CONDITION AND MAINTENANCE OF PREMISES:  (a) Lessee's acceptance of
     --------------------------------------
possession of the premises shall constitute Lessee's acknowledgment that the premises are in good and tenantable condition. Lessee understands and acknowledges that the lease premises were constructed a number of years ago and may not be incompliance with all Federal, State and local regulations, including "The Americans with disabilities Act of 1990" for your proposed business. Should any standard or regulation now or hereafter be imposed on Lessor or Lessee by any body, State or Federal, charged with the establishment, regulation, and enforcement of occupational health or safety standards or other standards for employers, employees, lessors, lessees, or the premises, then Lessee agrees, at his sole cost and expense, to comply promptly with such standards or regulations.

          (b) Lessee shall keep and maintain the entire premises in as good, clean, and sanitary order, condition, and repair, including maintenance and
                                                  -------------------------
repair of air conditioning units, water heaters, all plumbing, electrical,
--------------------------------------------------------------------------
lighting, fixtures, etc., as they shall be upon the commencement of the term of
-------------------------
this lease. If Lessee fails to keep and maintain the premises as aforesaid and such failure is not cured within ten (10) days after Lessor's written notice to Lessee of such failure, then Lessor shall have the option (but not the obligation) to enter upon the premises and clean, repair, or otherwise maintain the same to the extent that Lessee has failed to do so. The costs and expenses incurred by Lessor in so doing shall be payable by Lessee to Lessor promptly upon demand or, at the option of Lessor, shall be included in the next basic monthly rent installment. Lessee waives right to make repairs at the expense of Lessor as provided in Section 1942 of the Civil Code of the State of California, and all rights provided by Section 1941 of said Civil Code, to the extent that such rights may be legally waived. On the last day of the term hereof, or on any sooner termination, Lessee shall surrender the premises to Lessor in the same condition as when received, scrubbed clean, ordinary wear and tear excepted. Attached inventory sheet shall be used as a basis for determining the original condition of the space.

          (c) All fixtures remaining on the premises when the tenancy terminates become the property of the Lessor.

          (d) Lessor, after the commencement of this lease, shall not be
                                                                  ------
required to make any expenditure whatsoever in connection with this lease or to
--------------------------------
make any alterations or repairs to maintain the premises in any way during the
                     ----------                          ----------
term hereof, except that Lessor shall maintain exterior walls, the structural portions of the floor, the sidewalks, and the roof in good repair. Lessee shall diligently maintain, at their expense, the storefront, windows, doors, and floor covering.

11.  WASTE:  Lessee shall not commit, or suffer to be committed, any waste upon
     ------
the said premises, or any nuisance or maintenance of pets (cats, dogs, birds, etc.).

12.  HAZARDOUS SUBSTANCE: (a) Lessee agrees not to generate, treat, store,
     --------------------
handle, release, dispose of or otherwise deal with hazardous substance on the property or in the leased premises.

          (b) Lessee shall indemnify and hold Lessor harmless from all liability, claims, penalties, losses, damages and expenses of any kind, including without limitation, cleanup costs and reasonable attorney's fees incurred by Lessor as a result of Lessee''s breach of this agreement.

13.  LOCKS AND KEYS:  Lessor shall provide Lessee with one set of keys to
     ---------------
exterior doors and premises. Lessee shall not secure doors by additional locking mechanisms nor by changing present locks, unless required by circumstances of conduct of business, in which event Lessee shall notify Lessor. In the case of Lessor not being able to have access to premises during an emergency, due to aforementioned circumstances, or due to other reasons beyond control of Lessor, Lessee and his agents assume full responsibility for damage done to these or adjacent premises due to fire, explosion, flooding, or other damaging circumstances originating in or spreading through the demised premises. Upon termination of his tenancy, Lessee shall return all keys to the premises to Lessor, and if keys are not returned or if the locks have been changed without Lessor's permission, Lessee shall pay the cost of replacing the keys or changing he locks, as the case may require. After expiration of the lease, and failure
                                    ------------------------------------------
to turn in keys, denying Lessor's access, rent shall accrue until keys are
--------------------------------------------------------------------------
delivered to Lessor.
--------------------

14.  ABANDONMENT:  Lessee shall not vacate or abandon the premises at any time
     ------------
during the term of the lease without notifying Lessor. The vacation or abandonment for a period of five (5) days without said notice to Lessor is considered an abandonment and default under the lease. If Lessee shall abandon, vacate, or surrender said premises, or be dispossessed by process of law or otherwise, any personal property belonging to Lessee and left on the premises for a period of five (5) days or longer shall be deemed to be abandoned, at the option of Lessor.

15.  ENTRY BY LESSOR:  Lessee shall permit Lessor and his agents to enter into
     ----------------
and upon said premises at all reasonable times without prior notice for the purpose of inspecting the same, or for the purpose of posting notices of non-responsibility for alterations, additions, or repair, without any rebate of rent and without any liability to Lessee for any loss of occupation nor quiet enjoyment of the premises thereby occasioned; and shall permit Lessor and his agents, at any time within six (6) months prior to the expiration of this lease, to place upon said premises any unusual or ordinary "to let" or "to lease" signs and to exhibit the premises to prospective tenants at reasonable hours.

16.  ESTOPPEL CERTIFICATE:  If Lessor is not in default in performance of any of
     ---------------------
the terms, covenants and conditions of this lease, Lessee shall, on demand, acknowledge and deliver to Lessor or any mortgagee, without charge, a duly executed certificate, certifying that this lease is valid and subsisting and in full force and effect and that Lessor, at the time, is not in default under any terms or provisions of this lease.

17.  NOTICES:  All notices, demands, or other writings in the lease provided to
     --------
be given, made, or sent, or which may be given, made, or sent, by either party hereto to the other, shall be deemed to have been given, made, or sent when made in writing and deposited in the United States mail, postage prepaid, and addressed as follows:

                                 To Lessor:    P.O. Box 90948
                                               San Diego, CA  92169

                                 To Lessee:

The address to which any notice, demand, or other writing may be given, made, or sent to any party as above provided may be changed by written notice given by such party as above provided.

18.  PERSONAL PROPERTY TAXES:  Lessee agrees t pay prior to delinquency all
     ------------------------
taxes, assessments, license fees, or other charges made against or levied upon the fixtures, furnishings, Lessee's improvements, merchandise, or other personal property of Lessee, or upon the business of Lessee, or upon the use to which the Premises are put by Lessee.

19.  MECHANIC'S LIEN:  Lessee agrees to keep the leased premises free from all
     ----------------
mechanic's liens or other liens or of like nature arising because of work done or materials furnished upon the leased premises at the instance of or on behalf of Lessee.

20.  DEFAULT: The occurrence of any of the following shall constitute a material
     -------
default and breach of the leave by Lessee:

          (a) Any failure by Lessee to pay the rental or to make any other payment required to be made by Lessee hereunder (where such failure continues for three (3) days after written notice thereof by Lessor to Losses). If Lessee fails to pay rent due within the five day (5 day) period specified in Article 6 above in two (2) of any four (4) consecutive months, and Lessor has given Lessee written notice of such failure, Lessor's acceptance of late rent and the service charge provided for in Article 6 does not waive default under this paragraph.

          (b) The abandonment or vacation of the promises by Lessee.


          (c) A failure by Losses to observe and perform any other provision of this lease to be observed or performed by Lessee, where such failure continues for thirty (30) days after written notice thereof by Lessor to Lessee; provided, however, that if the nature of such default is such that the same cannot reasonably be cured within such thirty-day (30-day) period, Lessee shall not be deemed to be in default if Lessee shall within such period commence such cure and thereafter diligently prosecute the same to completion.

          (d) The making by Lessee of any general assignment for the benefit of creditors; the filing by or against Lessee of a petition to have Losses adjudged bankrupt or of a petition for re-organization or arrangement under any law relating to bankruptcy; the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the promises; or the attachment, execution, or other judicial seizure of substantially all of Lessee, a assets located at the promises or of Lessee's interest in this lease, where such seizure in not discharged within thirty (30) days.

21.  SECURITY INTEREST: To secure the payment of all rent due and to become due
     -----------------
hereunder and the faithful performance of all of the other covenants of this leave required to be performed by Lose", Lessee hereby gives to Lessor an express contract lion on and security interest in all property, chattels, or merchandise which may be placed in the promises and also upon all proceeds of any insurance which may accrue to Lessee by reason of damage to or destruction of any such property, chattels, or merchandise. All exemption laws are hereby waived by Lessee. This lion and security interest are given in addition to the Lessor's statutory lions and shall be cumulative thereto. This lion and security interest may be foreclosed with or without court proceedings, by public or private sale, upon not loss than twenty (20) days prior notice, and Lessor shall have the right to become purchaser upon being the highest bidder at such sale. Upon request of Lessor, Lessee shall execute Uniform Commercial Code financing statements relating to aforesaid security interest.

22.  REMEDIES UPON DEFAULT: Lessor and Lessee agree as follows upon Lessor's
     ---------------------
remedies for any default by Lessee an set forth in Article 20 above:

          (a) In the event of any such default by Lessee, then in addition to any other remedies available to Lessor at law or in equity, Lessor shall have the immediate option to terminate this lease and all rights of Lessee hereunder by giving written notice of such intention to terminate. In the event that Lessor shall elect to so terminate this lease, then Lessor may recover from Lessee

          (i) the worth at the time of award of any unpaid rent which had been earned at the time at such termination; plus

          (ii) the worth at the time of award of the amount by which the unpaid rent would have been earned after termination until the time of award, exceeds the amount of such rental long Leasee proves could have been reasonably avoided; plus

          (iii) the worth at the time of award of the amount by which the unpaid rant for the balance of the term after the time of award exceeds the amount of such rental loss Lessee proven could be reasonably avoided; plus

          (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by Lessee's failure to perform his obligations under this lease which in the ordinary course of things would be likely to result therefrom; and

          (v) at Lessor's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable California law.

          (b) The term "rent," as used herein, shall be deemed to be and to mean the minimum rental and all sums required to be paid by Losses pursuant to the terms of this lease.

          (c) An used in subparagraphs (a)(i) and (ii) above, the "worth at the time of award" in computed by allowing interest at the rate of ten (10%) percent per annum. An used in subparagraph (a)(iii), the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one (1%) percent.

          (d) In the event of any such default by Lessee, Lessor shall also have the right, with or without terminating this lease, to re-enter the premises and remove all persons and property front the promises. Such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Lessee.

          (e) In the event of the vacation or abandonment of the promises by Lessee, or in the event that Lessor shall elect to re-enter as provided in paragraph (d) above or shall take possession of the premises pursuant to legal proceeding or to any notice provided by law, then if Lessor does not elect to terminate this lease as provided in paragraph (a) above, then Lessor may from time to time, without terminating this lease, either recover all rental as it becomes due or relet the promises or any part thereof for such term or terms and conditions an Lessor in his sole discretion may doom advisable with the right to make alterations and repairs to the promises.

          (f) In the event that Lessor shall elect to so relet, then rentals received by Lessor from such reletting shall be applied, first, to the payment of any indebtedness other than rent due hereunder from Losses to Lessor, second, to the payment of any cost of such reletting; third, to the payment of the cost of any alterations and repairs to the promises fourth, to the payment of rent due and unpaid hereunder, and the residue, if any, shall be hold by Lessor and applied in payment of future rent as the same may become due and payable hereunder. Should that portion of such rentals received from such resetting during any month, which is applied by the payment of rent hereunder, be less than the rent payable during that month by Lessee hereunder, then Lessee shall pay such deficiency to Lessor immediately upon demand therefore by Lessor, such deficiency shall be calculated and paid monthly.

          (g) No re-entry or taking possession of the premises by Lessor pursuant to paragraphs (d) or (e) of this Article 22 shall be construed as an election to terminate this leave unless a written notice of such intention be given Lessee or unless the termination thereof be directed by a court of competent jurisdiction. Notwithstanding any reletting without termination by Lessor because of any default by Lessee, Lessor may at any time after such reletting elect to terminate this lease for any such default.

23.  ATTORNEY'S FEES: If any action at law or in equity shall be brought to
     ---------------
recover any rent under this lease, or for or on account of any breach of, or to enforce or interpret any of the covenants, terms, or conditions of this lease, or for the recovery of the possession of the leased promises, the prevailing party shall be entitled to recover from the other party an part of the prevailing party's costs a reasonable attorney's fee, the amount of which shall be fixed by the court and shall be made a part of any judgment rendered.

24.  INSURANCE: (a) Lessee agrees at all times during the term of this lease and
     ---------
at his sole expense to keep all trade fixtures and equipment and all Merchandise of Lessee or any subtenant of Losses that may be in the promises from time to time, insured by licensed insurance carrier rated 3 or better, against lose or damage by fire and the extended coverage hazards for an amount that, in Lessee's judgment, will insure the ability of Loans, and his subtenants, if any, to replace such trade fixtures, equipment, and merchandise.

          (b) Lessee further agrees to maintain in effect throughout the term of this lease personal injury liability insurance covering the promises and its appurtenances and sidewalks fronting thereon, including the sidewalk area used for pedestrians or vehicular travel entering or leaving the promises, in the amount of five Hundred Thousand ($300,000.00) Dollars for injury to or death of any one person and One Million ($1,000,000.00) Dollars for injury to or death of any number of persons in one occurrence, and property damage liability insurance in the amount of Twenty Thousand ($20,000.00) Dollars against all liability. THE
                                                                             ---
INSURANCE POLICY OR POLICIES OF SUCH COVERAGE SHALL ON "LESSOR AS CO-INSURED,
-----------------------------------------------------------------------------
AND LESSEE SHALL PROVIDE LESSOR WITH A CERTIFICATE OF INSURANCE ACCORDING WITHIN
--------------------------------------------------------------------------------
TWO (2) WEEKS OF EXECUTING THIS LEASE.
--------------------------------------

          (c) The cost of all insurance herein provided to be carried by Lessee shall be at the sole cost of Lessee.

25.  HOLD HARMLESS: (a) shall indemnify and hold harmless Lessor against and
     -------------
from any and all claims &rising from Lessee's use of the promises or from the conduct of its business or from any activity, work or other things done, permitted, or suffered by Lessee in or about the promises and shall further indemnify and hold harmless Lessor against and from any and all claims arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this lease or arising from any act or negligence of Lessee or any officer, agent, employee, guest, or invitee of Lessee and from all costs, attorney's fees, and liabilities incurred in or about the defense of any such claim or any action or proceeding brought thereon, and in case any action or proceeding be brought against Lessor by reason of such claim, Lessee upon notice from Lessor shall defend the same at Lessees expense by counsel reasonably satisfactory to Lessor.

          (b) Lessee, an material part of the consideration to Lessor, hereby assumes all risk of damage to property or injury to persons in, upon, or about the promises from any cause other than Lessor's negligence, and Lessee hereby waives all claims in respect thereof against Lessor. Lessee shall give prompt notice to Lessor in case of casualty or accidents in the promises.

          (c) Lessee shall not record or allow any agency, lender firm or other person to record any document against the leased premises, the Center, or Lessor without the prior written knowledge and consent of Lessor. Any document so recorded shall be considered fraudulent recording and the recordation will be vacated by Lessor at Lessee's expense.

26.  LIMIT OF LESSOR'S LIABILITY: Lessor's liability under the lease is limited
     ---------------------------
solely to its interest in the building or property in which the leaned premises are located without liability on the part of the individual officers, directors, and Limited Partners.

27.  SUBORDINATION: (a)  at Lessor's option, shall be subordinate to any
     -------------
mortgage, deed of trust, or any other hypothecation for security now or hereafter placed upon the real property of which the promises are a part and to any and all advances made on the security thereof and to all renewals, modifications, consolida tions, replacements, and extensions thereof. Notwithstanding much subordination, Lessee's right to quiet possession of the premise shall not be disturbed if Lessee is not in default and so long an Lessee shall pay the rent and observe and perform all of the provisions of this lease, unless this leave is otherwise terminated pursuant to its terms. If any mortgages or trustee shall elect to have this lease prior to the lien of its mortgage or deed of trust and shall give written notice thereof to Lessee, this lease shall be deemed prior to such mortgage or dead of trust, whether this lease is dated prior or subsequent to the date of said mortgage or deed of trust or the date of recording thereof.

          (b) Lessee shall attorn to the purchaser upon any foreclosure or sale and recognize such purchaser an the Lessor under the lease.

          (c) Lessee agrees to execute any documents required to effectuate such subordination or to make this lease prior to the lien of any mortgage or dead of trust, as the case may be, and if the Lessee deem not return the required document within a ten (10) day period, Lessee is considered to be in automatic default under the lease, and furthermore, that the matters stated in the document are deemed to be true.

28.  NOTICE OF NON-OCCUPANCY: Lessee agrees to notify Lessor in writing if at
     -----------------------
any time during the term of this lease the leased promises are to be unoccupied for more than five (5) consecutive days.

29.  ASSIGNMENT AND SUBLETTING: Lessee agrees not to assign this lease, or
     -------------------------
sublet the leased promises or any part thereof, or encumber his leasehold Estate, or any interest therein, or permit the same to be occupied by another, either voluntarily or by operation of law, without first obtaining the written consent of Lessor or his duly authorized agent, which consent shall not be unreasonably withhold. It is also agreed that the giving of the written consent required on any one or more occasions shall not thereafter operate an a waiver of the requirement of written consent on any one or more subsequent occasions, but that written consent must first be obtained before any assignment, sublease, or encumbrance of the leased promises can ever be made or another permitted to occupy the same. Lessor will not approve any sublease unless said sublease conforms to the following conditions:

          (a) Rent shall be commercially reasonable, payable in monthly installments.

          (b) Subtenant shall be required to attorn to Lessor upon termination of this lease for any cause prior to fulfillment of term.

          (c) Sublease shall not be for a term longer than is provided in the within lease.

          (d) Should Lessee be in default in payment of rent hereunder, subtenant shall, upon notice from Lessor of such default, make all subsequent payments of rent for said sublease to Lessor, without liability therefore to Lessee, and Lessor shall credit such payments upon rent due from Lessee.

          (e) Should sublease require, or should subtenant make any payments for advance rent in a sum greater than one month's rent, such payment shall be made to Lessor to be hold by Lessor and credited upon rent due hereunder in a monthly amount equal to the rental charged for such subtenancy.

          (f) Subtenant shall be required to comply with all appropriate terms and conditions of this lease, and a copy of this lease shall be made a part of said sublease by attachment thereto.

          (g) Losses agrees to pay ARVCO REALTY Two Hundred Fifty ($250.00) Dollars for service in advance for each request to assign, re-draw, or otherwise modify this lease. This fee shall include one credit report. Each additional credit report required shall be an additional $25.00.

30.  HOLDING OVER: Any holding over after the expiration of term of this lease,
     ------------
with the consent of Lessor, either expressed or implied, shall be construed to be a tenancy from month-to-month at a fixed monthly rental equal to the last month's rent paid during the term of this lease, including any additional rent paid, plus twenty percent (20%), and shall otherwise be on the same terms and conditions as herein provided. This article shall be in effect only if Lessee fails to desire new lease. When a mouth-to-mouth tenancy exists, Lessee must give a thirty (30) day written notice to vacate. If a notice is received by Lessor any time in the month after the first of the month, the 30-day notice
                             ---------------
will take effect on the first of the following month.
                                     ---------

31.  CUMULATIVE REMEDIES: It is agreed that the rights and remedies given to
     -------------------
Lessor by this lease are cumulative and are not intended and shall not operate to deprive Lessor of any other rights or remedies available to him, whether in law or equity or pursuant to special proceedings.

32.  BINDING ON HEIRS: It is agreed that all covenants, agreements, provisions,
     ----------------
terms, and conditions of this lease shall inure to the benefit of and be binding upon the heirs, successors, legal representatives, and assigns of the respective parties hereto as fully as though they were in each case specifically mentioned.

33.  SALE BY LESSOR: In the event of a sale or conveyance by Lessor of the
     --------------
building or the premises or any part containing the premises, Lessor shall be released from future liability upon any of the covenants and conditions, expressed or implied, in favor of Lessee, and, in such event, Lessee agrees to look solely to the responsibility of the successor in interest of Lessor in and to this lease.

34.  ALTERNATIONS, ADDITIONS, OR IMPROVEMENTS: Lessee shall not make any
     ----------------------------------------
alternations, improvements, or additions to the premises without first obtaining Lessor's permission in writing. Any such improvements or additions shall, at the option of the Lessor, become a part of the realty and become the property of Lessor upon termination of this lease. If Lessor shall deem removal, Lessee shall put that part of the leased premises into like condition as existed prior to the installation of such alteration, addition, or fixture or be financially responsible for said cost and rent during restoration. Lessee shall pay promptly all charges for such labor and materials furnished as may become a lien upon the premises, and shall, prior to instituting any work of such kind, provide to Lessor notice of the expected date of commencement so that Lessor may, and is hereby authorized to, post such notices of non-responsibility as Lessor deems necessary and appropriate. Lessee shall, upon termination of this lease, and at option of Lessor, remove such trade fixtures as have been installed and repair any damage to the premises caused by such removal.

35.  EMINENT DOMAIN: (a) In the event of any eminent domain, condemnation, or
     --------------
street widening proceedings, or purchase under threat of condemnation by public authority, any monies payable as compensation for the taking of, or damages to, any portion of the leased premises shall be the absolute property of Lessor, and Lessee shall have no interest therein.

          (b) If the premises or any part thereof are taken by right of eminent domain, or purchase in lieu thereof, the proceeds awarded as damages, or as the purchase price in lieu thereof, shall be apportioned among the parties as their interest may appear. Should such taking result in diminishment of floor area in excess of twenty-five (25%) percent, this lease shall terminate, and both parties shall be relieved of further liability. In the event a partial taking results in such damage to the premises as can be repaired within three (3) months of said taking, and the premises restored to a condition reasonably suitable to Lessee's enterprise, this granted to Lessee proportional abatement of rent for the space and time lost. The determination as to whether such repairs can be made shall be at Lessor's discretion.

36.  DAMAGE OR DESTRUCTION: In the event that the premises or the building in
     ---------------------
which the premises are located is partially or completely damaged or destroyed, or declared unsafe or unfit for occupance by any authorized public authority for any reason other than Lessee's act or use of occupation, which declaration requires repairs to either said premises or the building in which the premises are located, the rights and obligations of Lessee and Lessor shall be as follows:

          (a) If the damage is covered under fire and extended coverage insurance carried by Lessor, Lessor shall repair such damage as soon as is reasonably possible, and this lease shall continue in full force and effect.

          (b) In the event that such damage is not covered by fire and extended coverage insurance carried by Lessor, Lessor shall repair such damage, provided that such damage or destruction does not exceed twenty (20%) percent of the then-replacement value of the improvements on the premises, exclusive of trade fixtures, equipment, and foundations. If such damage exceeds twenty (20%) percent of the then-replacement value, Lessor may elect not to restore by written notice to Lessee to terminate this lease. Said written notice shall be given within thirty (30) days from the date of damage or destruction and, if not given, Lessor shall be deemed to have elected to restore the damage and destruction and shall repair any damage as soon as reasonably possible.

          (c) Notwithstanding anything contained.

          (i) if the premises are damaged or destroyed to any extent during the last three (3) years of the term of this lease,

          (ii) if the uninsured portion of such damage exceeds twenty (20%) percent of the then-replacement value of the building of which the promises constitute all or a part,

          (iii) if over fifty (50%) percent of Lessee's premises shall be damaged or destroyed at any time, Lessor may at Lessor's option, cancel and terminate this lease as of the date of the occurrence of such damage by delivery of written notice to Lessee within forty-five (45) days after the date of the occurrence of such damage or destruction of Lessor's election to so terminate.

          (d) If Lessor elects or is required to make repairs, Leasee shall be entitled to a proportionate reduction in rent during the time in which the repairs are being made, to the extent that Lessee is deprived of the use of the premises.

          (e) Lessor's obligation to restore shall not include the restoration or replacement of Lessee's trade fixtures, equipment, merchandise, or any improvements or alterations made by Lessor to the premises. Lessee shall restore and replace the same in the event that Lessor is obligated or elects to repair any damage or destruction of the premises.

37.  WAIVERS: It is agreed that any waiver by Lessor of any breach of any one or
     -------
more of the covenants, conditions, or agreements of this lease shall not be construed to be a waiver of any subsequent or other breach of the same or any other covenant, condition, or agreement; nor shall any failure an the part of Lessor to require exact or full, complete and explicit compliance with any of the covenants, conditions, or agreements in this lease be construed an in any manner changing the terms hereof, or to stop Lessor from enforcing the full provisions hereof; nor shall the terms of this lease be changed or altered in any way whatsoever other than by written amendment, signed by both parties.

38.  WHOLE AGREEMENT: This lease represents the whole agreement an to the hiring
     ---------------
of the premises, and may be modified only by an instrument in writing signed by the parties hereto.

39.  LAW APPLICABLE: This agreement shall be interpreted and construed in accord
     --------------
with the laws of the State of California.

40.  SURRENDER OF LEASE: The voluntary surrender of this lease by Lessee shall
     ------------------
not work a merger.

41.  PARTIAL INVALIDITY: Any provision of this lease which shall prove to be
     ------------------
invalid, void, or illegal shall in no way affect, impair, or invalidate any other provision hereof, and such other provisions shall remain in full force and effect.

42.  RULES AND REGULATIONS: Lessee agrees to observe faithfully, and comply
     ---------------------
strictly with, the Rules and Regulations attached to this lease as Exhibit 8 and hereby made a part hereof, and such other rules and regulations, promulgated from time to time by Lessor, an in his judgment are necessary for the safety, care and cleanliness of the building or the preservation of good order therein. Lessor shall not be liable to Lessee for violation of such rules and regulations by any other tenant, its servants, employees, agents, visitors, or licensees.

43.  DRAPES: Lessee shall only install in the premises those window coverings or
     ------
drapes which have been approved by Lessor in writing.

44.  FIRE EXTINGUISHER: Lessee shall have a suitable fire extinguisher mounted
     -----------------
and accessible an the promises with an updated inspection tag on the extinguisher.

45.  SIGNS: Lessee may affix and maintain upon the glass panes and supports of
     -----
the show windows and within twelve (12) inches of any window and upon the exterior walls of the premises only such signs, advertising placards, names, insignia, trademarks, and descriptive material as shall have first received the written approval of Lessor an to type, size, color, location, copy nature, and display qualities. Anything to the contrary in this lease notwithstanding, Lessee shall not affix any sign to the roof.

Lessee shall however, erect one sign on the front of the premises not later than the date Lessee opens for business, in accordance with a design to be prepared by Lessee and approved in writing by Lessor. There is standardization criteria in affect for the front Directory and the Lessor will order same per Exhibit C. There is a $23.00 fee for this Directory strip.

46.  JOINT & SEVERAL LIABILITY: If there be more than one Lessee the obligations
     -------------------------
hereunder imposed upon Lessee shall be joint and several. If there be a guarantor of Lessee's obligations hereunder, the obligations hereunder imposed upon Lessee shall be the joint and several obligations of Lessee and such guarantor and Lessor need not first proceed against the Lessee hereunder. The Guarantor and/or Co-Lessees further jointly and severally covenant and agree to pay all expenses and fees, including attorneys' fees which may be incurred by the Lessor in the enforcement of the terms and conditions of this lease.

47.  FINANCIAL STATEMENT: If it shall be determined at any time following the
     -------------------
execution of this Lease that Lessee's financial statements as relied upon by Lessor in executing this Lease are substantially untrue or inaccurate, Lessee shall at that time be deemed in default of this Lease, which default shall not be subject to cure, and Lessor may, at its election, exercise such remedies as are specified in Article 22: Remedies Upon Default.
                         ---------------------

Time and punctual and strict performance are each hereby declared to the essence of this lease and of each and all of its covenants and conditions.

IN WITNESS WHEREOF, Lessor and Lessee have executed this lease as of the day and year first above written.


                            ARVCO REALTY, Agent for Lessor
John R. Kenney, Jr.
--------------------        ------------------------------

Date:      Feb. 01, 1996
      ------------------

PERSONAL GUARANTEE:
------------------

For value received and in consideration of this lease it is distinctly understood and agreed that the faithful performance of all terms and conditions of this lease in unconditionally and personally guaranteed by----------------, and Lessor may proceed forthwith against said Guarantor for the breach by Lessee of any obligation hereby guaranteed without first taking action against Lessee. This guarantee shall inure to the benefit of and bind, as the case may require, its successors, assigns, heirs, executors and administrators.


------------------------------

Date:
     -------------------------

                                   EXHIBIT B


                             RULES AND REGULATIONS
                             ---------------------

1.  USE: All activities connected with the Tenant's use of the leased premises
    ---
shall be only for those purposes defined in the lease. No work or storage of any kind including vehicles, shall be allowed in the parking lot or exterior entrance of the leased premises, vehicle cleaning, maintenance or repair of any kind is prohibited. Pallets may not be stored against the building or in the parking lot.

2.  LOCKS AND KEYS: No additional locks shall be placed upon any exterior or
    --------------
interior door by Lessee, nor shall nay changes be made to existing locks or mechanism thereof without first obtaining Lessor's permission in writing. Any such locks installed shall become part of the realty.

3.  WIRING: No additional electric wiring shall be installed except with prior
    ------
written approval by Lessor. All electrical operations or additions shall be completed under permit. All electrical wires shall be installed in conduits.

4.  DOORS AND WINDOWS: Doors shall not be defaced by signs, nails or other
    -----------------
means. Windows shall be kept clean and free of signs or other obstructions, except approved drapes or mini blinds.

5.  PLUMBING: Water closets and other plumbing fixtures shall not be used for
    --------
any purpose other than those for which they were constructed, and no rubbish, rage, paper towels, coffee grounds or other substances shall bo thrown therein. All damage resulting from any misuse of the plumbing fixtures shall be repaired at Tenant's expense. If damage occurs in the main newer line and is traceable to a certain tenant, responsible tenant shall be required to pay said cost.

6.  SOLICITATION: Canvassing, soliciting, and peddling in the Center are
    ------------
prohibited; each Tenant shall cooperate to prevent the same by informing Lessor and requesting such person to vacate the complex.

7.  PARKING: Lessor has provided non-assigned limited parking that may be used
    -------
by Lessee, Lessee employees, and customers. Parking is limited to daily use and cannot be used for overnight storage of vehicles of any kind.

8.  ANIMALS: No animals, birds, or pets of any kind shall be permitted, kept or
    -------
harbored in the leased premises or common area of the Center.

9.  ADVERTISING MEDIUM: No use of advertising medium that shall be a nuisance to
    ------------------
Lessor or other tenants is allowed. No noise, music or other sounds shall be permitted at any time in ouch a manner as to disturb or annoy other tenants.

10.  USE OF SPACE: No space demised to any Tenant shall be used, or permitted to
     ------------
be used, for lodging or sleeping or for any immoral or illegal purpose.

11.  NSF CHECKS: In the event Tenant's rental payment check is returned to
     ----------
Lessor for N.S.F. (bounced), Lessor will accept as payment only a cashier's check or money order which shall include the amount of a late charge an provided in the lease and a $20.00 return check service charge.

12.  LEASE EXTENSIONS OR RENEWALS: Prior to the termination of this lease,
     ----------------------------
should Leasee hire a leaving agent or other third party to assist Lessee in negotiating a lease extension or lease renewal with Lessor, all costs for said third party services will be the sale responsibility of Lessee. The Lessor may assume financial responsibility for the third party services if and only if all three of the following conditions exists:

          (a) Lessee has previously contacted Lessor requesting a lease extension or renewal.

          (b) Lessee and Lessor have failed to reach a satisfactory agreement after fourteen (14) days of sincere negotiation.

          (c) The terms and conditions negotiated by the Lessee's third party are considered more favorable to Lessee than the one Lessor previously offered.

13.  VACATING LEASED PREMISES: Provided the lease has expired, or proper written
     ------------------------
notice was given to Lessor on a month-to-month tenancy, or the termination of the lessee has been warranted through other provisions in the lease, rent stops accruing when Lessee has vacated the suite and all keys have boon turned in to
                                           ---
Lessor.

14.  ODORS: No Tenant shall cause or permit any unusual or objectionable odors
     -----
to be produced upon or emanate from the leased space.

15.  AUGMENTATION: Lessor reserves the right to rescind, amend, alter, or waive
     ------------
any of the foregoing Rules and Regulations at any time when its judgement deems it necessary, desirable or proper for its bigot interest and for the best interest of the Tenants, and no such rescission, amendment, alteration, or waiver of any rule or regulation in favor of one Tenant shall operate as an alteration or waiver in favor of any other Tenant. Landlord shall not be responsible to any tenant for the nonobservance or violation by any other tenant of any of these Rules and Regulations at any time.

16.  EQUIPMENT: No equipment (i.e. hand trucks, fork lift, etc.) shall be used
     ---------
in a manner that will damage sidewalks or paving. Should the sidewalks or paving be damaged by Leasee, Lessor at his option will repair such damage at Lessee's expense.

17.  PREMISES: The promises shall be maintained in a clean and sanitary
     --------
condition at all times. Losses shall dispose of all rubbish and trash in an approved dumpster. No trash generated off promises or from non-normal use shall be placed into dumpster provided within the Center. All boxes shall be cut up and placed flat in the trash container. No drums, pallets, or large objects way be placed next to or in the dumpster for pickup.

18.  FIRE EXTINGUISHERS: An adequate number of suitable fire extinguishers shall
     ------------------
be maintained on the promises for use in case of fire.

19.  SPEED LIMIT: The speed limit throughout the Center is 15 miles per hour.
     -----------
Violations, at the option of Lessor, will be excluded from driving and parking within the complex.

20.  ANTENNAS: No communication antenna shall be erected on the roof or exterior
     --------
walls of the promises, or on the grounds without prior written consent of Lessor. An aerial satellite antenna so installed without written consent shall be subject be removal by Lessor without prior notice. The cost of such removal and repair of damage, if any, shall be at the expense of Lessee.

21.  ADVERTISEMENTS: No sign, advertisement, object, notice or other lettering
     --------------
shall be exhibited, inscribed, painted or affixed on any part of the outside or inside of Tenant's promises so as to be visible from the exterior without prior written consent of Lessor.

22.  TIE-INS: No Tenant shall tie-in or permit others to tie-in to the
     -------
electrical or water supply within the promises without written consent from Lessor.

23.  OBSTRUCTION: Sidewalks and entryway shall not be obstructed or used for any
     -----------
other purpose than for ingress and egress.

24.  ROOF DAMAGE: Roof damage occurs each time someone walks on the roof.
     -----------
Tenants access to the roof is limited to the repair and maintenance of air conditioning unit. Lessor reserves the right to charge Tenant for excessive use of the roof to the extent of damage caused by such use.

I have read and understood the Rules and Regulations which will become part of lease executed on ____________________, 1996.


    John R. Kenney, Jr.
---------------------------

Date:    Feb. 01    , 1996.
         ------------

                                    SUBLEASE



THIS SUBLEASE IS ENTERED INTO THIS 30TH DAY OF APRIL 1996, BY AND BETWEEN PILKINGTON BARNES HIND (HEREINAFTER "SUBLESSOR") AND FAMILY FITNESS (HEREINAFTER "SUBLESSEE").

1.  PREMISES:
    --------

Sublessor leases to Sublessee and Sublessee hires from Sublessor those certain Premises (hereinafter "Premises") crosshatched on Exhibit A, together with appurtenances, situated in the City of San Diego, County of San Diego, State of California and further described as follows: Warehouse space at 4876 Brinell Street, approximately 3,400 square feet.

2.  NATURE OF THE SUBLEASE:
    ----------------------

Sublease hereby acknowledges that the hereinafter described Premises are being leased by Sublessor pursuant to a Lease between Sublessor as Lessee and Arvco Realty hereinafter referred to as Landlord. The Master Lease is attached hereto as Exhibit B.

          a. This Sublease is subject to all the terms and conditions of the Exhibit B Master Lease and Sublessee shall assume and perform all of the obligations of Sublessor as Lessee under said conditions are applicable to the Premises subleased pursuant hereto. Sublessee shall not commit or permit to be committed on the Premises any act or omission which violates any term or condition of the Master Lease.

          b. All the terms and conditions of the Exhibit B Master Lease are incorporated herein, except for Sections ______________________________________
_______________________________________________________________________________
________________________________________________________ as terms and conditions of this Sublease (with each reference therein to Landlord and Tenant to be deemed to refer to Sublessor and Sublessee) and, along with all of the following Sections, shall constitute the entire terms and conditions of this Sublease.

3.  TERM:
    ----

The term of this sublease shall be for a period of Twelve (12) months commencing on May 1, 1996 and ending on April 30, 1997. In the event the Sublessor is unable to deliver possession of the Premises at the commencement date described above,

Sublessor shall not be liable for any damage caused thereby, nor shall this Sublease be void or voidable, but Sublessee shall not liable for rent until such time as Sublessor offers to deliver possession of the Premises to Sublessee at its option to be exercised in writing within ten (10) days after the end of said sixty (60) day period may terminate this Sublease. In no event shall the term of the Lease be extended by any such delay in delivery of possession.

4.  RENT:
    ----

On or before the first day of each calendar month of the term of this Sublease, Sublessee shall pay to Sublessor in advance as rent for the Premises and without deduction, offset, prior notice or demand, the sum of One Thousand, Seven Hundred, Sixty-Four and no/100 Dollars ($1,764.00). If the date on which the Sublease terminates is other than the last day of a calendar month, then Sublessee shall pay a prorated monthly installment at the then current rate for the fractional month during which the Sublease commences and/or terminates.

5.  SECURITY DEPOSIT:
    ----------------

Concurrently with Sublessee's execution of this Sublease, Sublease shall deposit with Sublessor the sum Five Hundred and no/100 Dollars ($500.00), to be held by Sublessor as a security deposit for the full and faithful performance of all of the terms, covenants and conditions of the Sublease. If Sublessee defaults with respect to any provision hereof, Sublessor may at its election apply or retain all or any part of the aforesaid deposit for the payment of any other amount which Sublessor may speed or become obligated to spend by reason of Sublessee's default. Sublessor shall not be required to maintain this security deposit separate from its general funds, and Sublessee shall not be entitled to interest thereon. If Sublessee fully and faithfully performs every provision of this Sublease to be performed by it, the security deposit or any balance thereof shall be returned to Sublessee (or, at Sublessor's option, to the last assignee of Sublessee's interest hereunder) at the expiration of the term of the Sublease and after Sublessee has vacated the Premises.

6.  USE:
    ---

Sublessee shall use the Premises for storage, general warehouse and for no other purpose without the prior written consent of Sublessor. Sublessee shall not use or permit the Premises to be used for the conduct of any offensive, noisy or dangerous trade, business manufacture or occupation, nor shall the Premises be used to conduct as auction sale. Sublessee shall not do or allow anything to be done upon the Premises which will cause structural injury to the Premises or any building of which the Premises may form a part. The Premises shall not be overloaded and no machinery, apparatus or other appliance shall be used or operated in or upon the Premises which will in any manner injure, vibrate or shake the Premises or the building of which it may form a part. No use shall be made of the Premises which will any way impair the efficient operation of the sprinkler system (if any) within the building containing the Premises. Sublessee shall not leave the Premises unoccupied or vacant during the term. No musical instrument or noise making device of any sort will be operated or allowed upon the Premises for the purpose of attracting trade or otherwise. Sublessee shall not use or permit the use of the Premises or any party thereof for any purpose which will increase the existing rate of insurance or cause a cancellation of any insurance policy covering the Premises or upon any building in which the Premises may be. If Sublessee's act or use of the Premises causes directly or indirectly, any increased in Sublessor's insurance expense, said additional expense shall be paid by Sublessee to Sublessor upon demand. No such payment by Sublessee shall limit Sublessor in the exercise of any other rights or remedies, or constitute a waiver of Sublessor's right to require Sublessee to discontinue such act or use.

7.  NOTICE:
    ------

All notices or demands of any kind required or desired to be given by Sublessor or Sublessee hereunder shall be in writing and shall be deemed delivery forty-eight (48) hours after depositing the notice or demand in the United States mail, certified or registered, postage prepaid addressed to the Sublessor or Sublessee respectively at the addresses set forth after their signatures at the end of this Sublease. All rent and other payments due under this Sublease or the Master Lease shall be made by Sublessee at the same address.

8.  OTHER TERMS AND CONDITIONS:
    --------------------------

1. Subject warehouse in rear of building approximately 87 ft. x 39 ft. to be taken "as-is".

2. Tenant to pay any utilities which are separately metered.

3.  Tenant's rent to commence May 1, 1996.

4. Tenant to carry adequate insurance to cover all equipment in storage.

AGREED AND ACKNOWLEDGED BY:

SUBLESSOR: PILKINGTON BARNES HIND            SUBLESSEE: FAMILY FITNESS (DAVE
                                                        GORDON)
ADDRESS:  7976 Engineer Road
          San Diego, CA 92111-1975           ADDRESS:  P.O. Box 2409
                                                       Carlsbad, CA 92018

By:    Ralph Faluotico                    By:
    --------------------------               -------------------------------

Date:      April 30, 1996                 Date:
    --------------------------                 -----------------------------

THE UNDERSIGNED LESSOR, UNDER THE EXHIBIT B MASTER LEASE, HEREBY CONSENTS TO
 THE SUBLETTING OF THE PREMISES DESCRIBED IN EXHIBIT A ON THE TERMS AND CONDITIONS CONTAINED IN THE SUBLEASE. THIS CONSENT SHALL APPLY ONLY TO THIS SUBLEASE AND SHALL NOT BE DEEMED TO BE A CONSENT TO ANY OTHER SUBLEASE.

Date:    April 24, 1996                   LESSOR:   ARVCO REALTY AGENT FOR
    -------------------------                       WILLIAM & ELENA RONAN

                                          ADDRESS:  4655 Cass Street, #400
                                                    San Diego, CA 92109

                                          By:        Joan M. Barnes
                                             ---------------------------------

                                          By:        Joan M. Barnes
                                             ---------------------------------

                            O F F I C E   L E A S E
                            -----------------------

     This Lease is entered into on _____________________, by and between JUDITH
                                                                         ------
V. BRUCKER, TRUSTEE OF THE BRUCKER TRUST, referred to in this Lease as
-------------------
"Landlord", and _____________________________________________________________,
 --------
referred to in this Lease as "Tenant."


                                   AGREEMENT
                                   ---------

     IN CONSIDERATION of the rent to be paid by Tenant and of the covenants and provisions to be kept and performed by Tenant under this Lease, Landlord leases to Tenant, and Tenant leases from Landlord, the real property, including the building, paved parking areas, patio, landscaped and surrounding areas and improvements commonly known as 7990, 8006 and 8046 Engineer Road, San Diego,
                               --------------------------------------------
California and legally described as Exhibit "A" attached hereto and incorporated herein by this reference ("the Premises").

1.  GENERAL - By this Lease, Landlord leases the Premises to Tenant in an "as
    -------
is" condition.  This Lease shall be a "triple net" lease with Tenant responsible
                                       ----------  -----      ------------------
for all costs and expenses arising from or related to the Premises, including
------------------------------------------------------------------
but not limited to, maintenance and repair of the structure, roof, parking area,
                    ----------------------
surrounding landscaped area, outdoor patio area, plumbing, heating, air conditioning, telephone, payment of all utilities, water, sewage, trash, gas,
                                    -------------
electricity, security, termite, payment of all insurance (plate glass, general liability, personal property, workers' compensation), payment of all personal and real property tax, and all other expenses related to the Premises. Landlord
                  ---                                                   --------
shall have no expense whatsoever.
---------------------

2.  TERM & OPTION TO RENEW - The term of this Lease shall commence on May 1,
    ----------------------                                ------------------
1995 and shall terminate at 12:01 a.m., on April 30, 1997, unless terminated
----           ---------                   --------------
earlier as provided in this Lease. Landlord hereby grants to Tenant the option
                                                             ------     ------
to extend the term of this lease for a period of two additional years at the
----------------------------------------------------------------------------
same rent and under the same terms herein.  The option shall be exercised by
----------------------------------
giving written notice to Landlord of the exercise of option between January 1,
               ---------------------------------------------------------------
1997 and February 28, 1997.
--------------------------

3.  RENT - A.  Rent:  Tenant agrees to pay to Landlord as rent for the use and
    ----       ----
occupancy of the Premises, the sum of $480,000 for a twenty-four month period,
                                       --------------------------------------
and $480,000 for the option period, if exercised.  Rent shall be increased by
     -------------------------------------------
the cost of living provisions below. Such rent shall be paid in monthly installments of $20,000 per month on the first day of each and every calendar
                 ----------------
month during the term of this lease and any extensions thereof in lawful money of the United States at Landlord's address herein or at such other address as Landlord may designate in writing.

Late payments:  If any installment of rent is not postmarked and sent to
-------------   --------------------------------------------
Landlord by the 10th day of each month, Tenant shall pay to
         -----------------------------  -------------------

Landlord a late penalty of 10% of the monthly installment rent due in the sum of
---------------------------------------------------------
$2,000.
 -----

     B.  Cost of Living Increase:  During the term of this Lease, the rent
         -----------------------                                      ----
provided for herein shall be increased on May 1st of each year in accordance
                             ---------------------------------
with the increase in the United States Department of Labor, Bureau of Labor Statistics, Consumer Price Index for San Diego, for All Urban Consumers (for the
            -----------------------------------------------------------
geographical Statistical Area in which the Premises is located on the basis of 1982-1984 = 100) ("CPI INDEX"). The rent in effect immediately before each anniversary date shall be increased by the percentage that the CPI has increased during the previous calendar year, as published in March of the following year. The rent shall not be reduced by reason of such computation. In no event shall
                                                              -----------------
the new rent be more than 5% higher than the prior year's rent.  If the cost of
-----------------------------------
living index indicates a rent increase of more than 5%, the increase shall be capped at 5%. The new rent shall be payable effective on May 1st of each year of this Lease. If the format or components of the CPI are materially changed after the effective date of this Lease, an index which is published by the Bureau of Labor Statistics or similar agency which is most nearly equivalent to the CPI in affect on the effective date of this Lease shall be substituted. Tenant shall notify Landlord in writing of the substitution of the index. The substitute index shall be used to calculate the increase in the rent. If either Landlord or Tenant object, Landlord and Tenant shall submit the selection of the substitute index for binding arbitration in accordance with the rules and regulations of the American Arbitration Association at its office closest to the Premises. The cost of arbitration shall be borne equally by Landlord and Tenant.

4.  USE OF PREMISES - The premises shall continue to be used by Tenant in the
    ---------------
same way and in the same capacity as in the prior lease. Tenant may not alter the use without the express, prior, written consent of Landlord.

5.  ALTERATIONS BY TENANT - No alteration or improvement to the Premises shall
    ---------------------   ----------------------------
be made by Tenant without the written consent of Landlord.  Concurrently with
                  ---------------------------------------
requesting Landlord's consent to the proposed alteration or improvement, Tenant shall submit to Landlord preliminary plans for the alteration or improvement. Landlord shall, in its sole discretion, approve or disapprove the proposed alteration or improvement, within fifteen days after its receipt of Tenant's written request for approval. Tenant shall obtain all necessary governmental permits required for any alteration or improvement, and shall comply with all applicable governmental laws, regulations, ordinances, and codes. Tenant shall be responsible for making any and all alterations or improvements that are required by any governmental entity in conjunction with the Americans With Disabilities Act. Any alteration or improvement made by Tenant, after consent has been given, and any fixtures installed as part of the construction, shall at Landlord's option become the property of Landlord on the expiration or other earlier termination of this Lease; provided, however, that Landlord shall have the right to require Tenant to remove the fixtures at Tenant's cost on termination of this Lease. If Tenant is required by Landlord to remove the fixtures on termination of this Lease, Tenant shall repair and restore any damages to the Premises caused by such removal.

6.  MECHANIC'S LIENS - Tenant shall pay when due all claims for labor or
    ----------------
materials furnished or alleged to have been furnished to or for the benefit of Tenant at or for the use of the premises, which claims are/or may be secured by any mechanic's, materialmen's lien against the premises, or any interest therein. Tenant shall give Landlord not less than 10 days written notice prior to commencement of any work on the premises and Landlord shall have the right to post any notices of non-responsibility in or on the premises as provided by law. If any lien results in a final judgment, tenant shall have 30 days in which to pay off the judgment. Thereafter, Tenant shall be considered in default under the terms of this Lease.

7.  UTILITIES - Tenant shall pay, and hold Landlord free and harmless from, all
    ---------   ----------------
charges for the furnishing of gas, water, sewer, electricity, telephone service,
                              --------------------------------------------------
garbage pick-up and disposal, and other public utilities to the Premises during
--------------------------------------------------------
the term of this Lease. All such charges shall be paid by Tenant directly to the provider of that service and shall be paid as they become due and payable, but in any event, before delinquency.

8.  PROPERTY TAXES - (a) Personal Property:  Tenant shall pay before they become
    --------------       -----------------
delinquent, all taxes, assessments, and other charges levied or imposed by any governmental entity on the furniture, trade fixtures, appliances, and other personal property placed by Tenant in, on, or about the Premises. (b) Real
                                                                       ----
Property: All real property taxes and assessments levied or against the Premises
--------
by any governmental entity, including any special assessments, shall be paid by Tenant. Tenant acknowledges that the property encompass three separate parcels of real property. Further, Tenant acknowledges that the real property tax has recently increased due to a transfer of part of the property to Landlord. All such payments of personal property and real property taxes shall be made at least 10 days prior to the delinquency date of such tax payment. Tenant shall promptly furnish Landlord with satisfactory evidence that such taxes have been paid. If Tenant fails to pay said taxes, Landlord shall have the right to pay same. Reimbursement therefore shall be immediately due and repayable and Tenant shall repay such amount to Landlord with interest as provided herein.

9.  CONDITION OF PREMISES - Tenant accepts the Premises in their present
    ---------------------
condition, and stipulates with Landlord that the Premises are in good, clean, safe, and tenantable condition as of the date of this Lease. Tenant further represents that Tenant is intimately knowledgeable about the condition of the premises since Tenant, or its predecessor's in interest, have been in continuous occupancy of the premises for the past 15 years and have done all of the repairs, maintenance and improvements of the premises. Further, Tenant acknowledges that Landlord has had no involvement in the repairs, maintenance or improvements of the premises in the last 15 years. Tenant has done all of the maintenance and repairs to maintain the premises in good condition including but not limited to the structure, roof, parking area, surrounding landscaped area, hydro-patio area, plumbing, heating, air conditioning, telephone, utilities, waters, sewage, trash, gas, electricity, appliances, security, termite, interior and exterior walls, floor coverings, ceilings, the exterior and interior portions of all doors, paved driveways, adjacent sidewalks, and parking areas, etc.

10.  MAINTENANCE BY TENANT - Tenant shall, at its own expense, maintain in good
     ---------------------
condition or repair all structural and non-structural elements of the Premises. Tenant shall, at its own expense, keep and maintain all portions of the Premises in good order and repair, and in as safe and clean a condition as they were when received by Tenant from Landlord. Tenant's obligation to repair shall include, but not be limited to, the structure, roof, parking area, surrounding landscaped area, hydro-patio area, plumbing, heating, air conditioning, telephone, utilities, waters, electricity, appliances, security, termite, interior and exterior walls, floor coverings, ceilings, the exterior and interior portions of all doors, paved driveways, adjacent sidewalks, and parking areas, etc.
Landlord shall incur no expense nor have any obligation of any kind whatsoever in connection with the repair and maintenance of the premises. Tenant expressly waives the benefit of any statute now or hereinafter in effect which would otherwise afford to Tenant the right to make repairs at Landlord's expense, or to terminate this lease because of Landlord's failure to keep the premises in good order, condition or repair.

     Further Tenant shall not use or permit the use of the premises in any manner that will tend to create waste or a nuisance. If Landlord deems that any repairs are necessary, Landlord may make a written demand that Tenant's make the same forthwith and if the Tenant refuses or neglects to commence such repairs within thirty (30) days after such demand, or to complete the same with reasonable diligence, the Landlord may make or cause such repairs to be made and shall not be responsible to the Tenant for any loss or damage which may occur to Tenant's business by reason thereof except as caused by Landlord's negligence; and if the Landlord makes or causes such repairs to be made, the Tenant shall on demand pay the Landlord the cost thereof with legal interest.

11.  INSPECTION BY LANDLORD - Tenant shall permit Landlord or Landlord's agents,
     ----------------------
to enter the Premises at all reasonable times, for the purpose of inspecting the Premises to determine whether Tenant is complying with the terms of this Lease, for the purpose of doing other lawful acts that may be necessary to protect Landlord's interest in the Premises, or for the purpose of performing Landlord's duties under this Lease.

12.  SURRENDER OF PREMISES - On expiration or earlier termination of this Lease,
     ---------------------
Tenant shall promptly surrender and deliver the Premises to Landlord in at least as good condition as they are at the date of this Lease, excluding reasonable wear and tear. Tenant shall remove all of its signs from the premises on or before the last day of the term or any extension thereof. Tenant shall leave all improvements which are an integral part of the building or are attached to the building. Said improvements shall become the property of Landlord.

13.  LIABILITY INSURANCE - For the mutual benefit of Landlord and Tenant, Tenant
     -------------------
shall during the term of this Lease cause to be issued and maintained public liability insurance in the sum of at least $2,000,000.00 for injury to or death of one person, and $4,000,000.00 for injury to or death of more than one person in any one accident, insuring the Tenant against liability for injury and or death occurring in or on the Premises or the immediate areas. Such insurance shall further insure Landlord and Tenant against liability for property damage of at least $500,000. The limits of said insurance shall not however limit the liability of Tenant hereunder. Landlord shall be named as an additional insured, and the Policy shall contain cross liability endorsements. Tenant shall maintain all such insurance in full force and effect during the entire term of this Lease, and shall pay all premiums for the insurance. Evidence of insurance and of the payment of premiums shall be delivered to Landlord. If the Tenant shall fail to procure and maintain said insurance, the Landlord may but shall not be required to procure and maintain the same and Landlord shall be reimbursed within 20 days of written notice by Landlord demanding reimbursement for any expenses incurred in the procurement and maintenance of said insurance.

14.  FIRE AND EXTENDED COVERAGE - Tenant shall, during the term of this Lease,
     --------------------------
procure, carry, and pay for fire and extended coverage insurance insuring the Premises for $800,000. The term "extended coverage" as used herein shall mean any casualties that are commonly included under the term "extended coverage" as that term is known and used in the casualty insurance business, which shall include but not be limited to fire, extended coverage, vandalism, malicious mischief, and special extended perils (all risk). This insurance coverage shall be paid by Tenant. Landlord shall be listed as a co-owner of the policy and as a loss-payee.

     If Tenant shall fail to procure and maintain said insurance, Landlord may, but shall not be required to, procure and maintain the same, and Landlord shall be reimbursed by Tenant for any expenses incurred in the procurement and maintenance of said insurance. Reimbursement shall be made within 20 days of written notice by Landlord demanding reimbursement.

15.  CANCELLATION - Each of the Tenant's insurance policies shall be in a form
     ------------               ------------------
satisfactory to Landlord and shall carry an endorsement that, before changing or
                                            ------------------------------------
canceling any policy, the issuing insurance company shall give Landlord at least
--------------------------------------------------------------------------------
30 days' prior written notice.  Duplicate originals or certificates of all such
-----------------------------
insurance policies shall be delivered to Landlord.

16.  WAIVER OF SUBROGATION - Landlord and Tenant each hereby waive any and all
     ---------------------
rights of recovery against the other or against the officers, employees and agents, and representatives of the other, for loss of or damage to such waiving party or its' property or the property of others under its' control to the extent that such loss or damage is insured against under any insurance policy in force at the time of such loss or damage. Tenant shall, upon obtaining the policy of insurance required herein, give notice to such insured the foregoing mutual waiver of subrogation is contained in this lease.

17.  INSURANCE HAZARDS - No use shall be made or permitted to be made of the
     -----------------
Premises, nor acts done, which will increase the existing rate of insurance upon the Premises, or cause a cancellation of any insurance policy covering the Premises, or any part thereof, nor shall Tenant sell, or permit to be kept, used, or sold, in or about the Premises, any article which may be prohibited by the standard form of fire insurance policies. Tenant shall, at its sole cost and expense, comply with the requirements necessary to maintain the fire and public liability insurance hereinabove specified.

18.  INDEMNITY - Except for damages and injury caused by Landlord's misconduct
     ---------
or negligence, Tenant shall indemnify and hold harmless Landlord from and against any and all claims arising from Tenant's use of the Premises, or from the conduct of Tenant's business or from any activity or work permitted or suffered by Tenant in or about the Premises or elsewhere and shall further indemnify and hold harmless Landlord from and against any and all claims arising from any conduct of Tenant in violation of any provision of this Lease, or arising from any misconduct of negligence of the Tenant, or any of Tenant's agents, contractors, or employees, and from and against all costs, attorneys' fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon; and in case any action or proceeding be brought against Lessor by reason of such claim, Tenant, upon notice from Landlord, shall defend the Landlord at Tenant's expense and shall employ counsel satisfactory to landlord. Except as hereinabove provided, Tenant, as a material part of the consideration to Landlord, shall assume all risk of damage to property or injury to persons in, upon and about the Premises arising from any cause and Tenant hereby waives all claims in respect thereof against Landlord.

19.  LANDLORD'S LIABILITY - Except for damages or injury cause by Landlord's
     --------------------
misconduct or negligence, Landlord shall not be liable for injury to Tenant's business or any loss of income therefrom or for damage to any of Tenant's personal property, fixtures, employees, invitees, customers or any other person in or about the Premises, or for injury to Tenant, its' employees, agents or contractors.

20.  DESTRUCTION OF PREMISES - In the event the Premises are destroyed in whole
     -----------------------
or in part at any time during the term of this Lease or any extension or renewal thereof to the point where they are untenantable either in whole or in part, and such destruction is due to a cause covered by the Tenant's insurance, then the basic rental payable hereunder shall be abated in the same proportion as the gross income based upon the average for the twelve preceding months is reduced, the Landlord shall rebuild or repair the Premises, the lease term shall continue and the full rental shall be reinstated when such repair or rebuilding has been completed.

     In the event that such destruction is due to a cause not covered by the Tenant's insurance, or in the event the destruction occurs in the last year of the primary term of this Lease or in the last year of any renewal period then the Landlord shall have the option to terminate this Lease or repair and rebuild as she may determine.

21.  SIGN - Tenant may erect, maintain, permit, and from time to time remove any
     ----
signs in or about the Premises that Tenant may deem necessary or desirable, provided that any signs erected or maintained by Tenant shall comply with all requirements of any governmental authority with jurisdiction.

22.  CONDEMNATION - (a) If all or any part of the Premises is taken by any
     ------------
public or quasi-public agency or entity under the power of eminent domain during the term of this Lease:

     (1) Either Landlord or Tenant may terminate this Lease by giving the other 30 days' written notice of termination; provided, however, that Tenant cannot terminate this Lease unless the portion of the Premises taken by eminent domain is so extensive as to render the remainder of the Premises useless for the uses permitted by this Lease.

     (2) If only a portion of the Premises is taken by eminent domain and neither Landlord nor Tenant terminates this Lease, the rent thereafter payable under this Lease shall be reduced by the same percentage that the floor area portion taken by eminent domain bears to the floor area of the entire Premises.
(b) Any and all damages and compensation awarded or paid because of a taking of the Premises shall belong to Landlord, and Tenant shall have no claim against Landlord or the entity exercising eminent domain power for the value of the unexpired term of this Lease or any other right arising from this Lease.

23.  ASSIGNMENT AND SUBLETTING - Tenant shall not encumber, assign, or otherwise
     -------------------------   -----------------------------------------------
transfer this Lease, any right or interest in this Lease, or any right or
--------------------------------------------------------
interest in the Premises without first obtaining the express written consent of Landlord. Furthermore, Tenant shall not sublet the Premises or any part of it or allow any other entity, other than Tenant's employees and agents, to occupy or use the Premises or any part of it without the prior written consent of Landlord. Tenant may assign or sublet this lease to any of its' subsidiaries
                  -----------------------------------------------------------
without the prior written consent of Landlord. A consent by Landlord to one
---------------------------------------------
assignment, subletting, or occupation and use by another person shall not be deemed to be a consent to any subsequent assignment, subletting, or occupation and use by another person. Any encumbrance, assignment, transfer, or subletting
                            ----------------------------------------------------
without the prior written consent of Landlord, whether voluntary or involuntary,
--------------------------------------------------------------------------------
by operation of law or otherwise, is void and shall, at the option of Landlord,
-------------------------------------------------------------------------------
terminate this Lease.  The consent of Landlord to any assignment of Tenant's
--------------------
interest in this Lease or the subletting by Tenant of the Premises shall not be unreasonably withheld.

24.  ACTS CONSTITUTING BREACH BY TENANT - The following shall constitute a
                                              ----------------------------
default under and a breach of this Lease by Tenant:
-------

(a)  A failure to perform any provision, covenant, or condition of this Lease
     --------------------
     other than one for the payment of rent, when that failure is not cured
                                                                  ---------
     within fifteen days after written notice of the specific failure is given
     -------------------
     by Landlord to Tenant;

(b)  The breach of this Lease and abandonment of the Premises before expiration
                                  -----------
     of the term of this Lease;

(c)  A receiver is appointed to take possession of all or substantially all of
       --------
     Tenant's property located at the Premises or of Tenant's interests in this Lease, when possession is not restored to Tenant within thirty (30) days;

(d)  Tenant makes a general assignment for the benefit of creditors;
                    ------------------

(e)  The execution, attachment, or other judicial seizure of substantially all
                                                  -------
     of Tenant's assets located at the Premises or of Tenant's interest in this Lease, when the seizure is not discharged within fifteen (15) days;

(f)  The filing by or against Tenant of a petition to have Tenant adjudged a
         ------
     bankrupt or of a petition for reorganization or arrangement under the
     --------
     federal bankruptcy law (unless, in the case of a petition filed against Tenant, it is dismissed within sixty (60) days).

25.  LANDLORD'S REMEDIES - If Tenant breaches or is in default under this Lease,
     -------------------   -----------------------------------
Landlord, in addition to any other remedies given Landlord by law or equity,
--------
may:
---

(a)  Continue this Lease in effect by not terminating Tenant's right to
     -------------------
     possession of the Premises and thereby be entitled to enforce all Landlord's rights and remedies under this Lease including the right to recover the rent specified in this Lease as it becomes due under this Lease; or

(b)  Terminate this Lease and all rights of Tenant under the Lease and recover
     --------------------
     from Tenant:

     (1) The worth at the time of award of the unpaid rent that had been earned at the time of termination of the Lease;

     (2) The worth at the time of award of the amount by which the unpaid rent that would have been earned after termination of the Lease until the time of award exceeds the amount of rental loss that Tenant proves could have been reasonably avoided;

     (3) The worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of rental loss that Tenant proves could be reasonably avoided; and

     (4) Any other amount necessary to compensate Landlord for all detriment
         -------------------------------------------------------------------
proximately caused by Tenant's failure to perform Tenant's obligations under
--------------------------------------
this Lease;

(c) In addition to bringing an action for any or all of the recoveries described in subparagraph (b) of this paragraph, Landlord may bring an action to recover and regain possession of the Premises in the manner provided by the California law of unlawful detainer then in effect.

26.  LANDLORD'S RIGHT TO RELET - In the event Tenant breaches this Lease,
     -------------------------   ----------------------------
Landlord may enter on and relet the Premises or any part of the Premises to a third party or third parties for any term, at any rental, or on any other terms and conditions that Landlord in its sole discretion may deem advisable, and shall have the right to make alterations and repairs to the Premises. Tenant shall be liable for all of Landlord's costs
                              ------------    ----------------------------------
in reletting, including but not limited to remodeling costs required for the
------------
reletting. In the event Landlord relets the Premises, Tenant shall pay all rent due under and at the times specified in this Lease, less any amounts or amount actually received by Landlord from the reletting.

27.  LANDLORD'S RIGHT TO CURE TENANT DEFAULTS - If Tenant breaches or fails to
     ----------------------------------------   ------------------------------
perform any of the covenants or provisions of this Lease, Landlord may, but
-----------                                               -----------------
shall not be required to, cure Tenant's breach.  Any sum expended by Landlord,
----------------------------------------------
with the then maximum legal rate of interest, shall be reimbursed by Tenant to Landlord with the next due rent payment under this Lease.

28.  CUMULATIVE REMEDIES - The remedies granted to Landlord in this Article
     -------------------
shall not be exclusive but shall be cumulative and in addition to all remedies now or hereafter allowed by law or provided in this Lease.

29.  WAIVER OF BREACH - The waiver by Landlord of any breach by Tenant of any of
     ----------------
the provisions of this Lease shall not constitute a continuing waiver of any subsequent breach by Tenant either of the same or another provision of this Lease.

30.  TERMINATION NOTICE - No act of Landlord, including but not limited to
     ------------------
Landlord's entry on the Premises or efforts to relet the Premises, or the giving by Landlord to Tenant of a notice of default, shall be construed as an election to terminate this Lease unless a written notice of the Landlord's election to terminate this Lease is given by Tenant.

31.  NOTICES - All notices required or permitted by this Lease or by law to be
     -------
served on or given to either party shall be in writing, and shall be deemed duly served and given when personally delivered to the party to whom it is directed or any managing employee of that party, or, in lieu of personal service, when deposited in the United States mail, first-class postage prepaid, addressed to Landlord, JUDITH BRUCKER C/O OF TRICIA A. SMITH, ATTORNEY AT LAW, 1330 CAMINO DEL MAR, DEL MAR, CA 92014; OR TO TENANT AT: PILKINGTON, BARNES & HIND, 8006 ENGINEER ROAD, SAN DIEGO, CA, 92111.

Either party may change its address for purposes of this paragraph by giving written notice of the change to the other party in the manner provided in this paragraph.

32.  PARTIAL INVALIDITY - If any provision of this Lease is held by a court of
     ------------------
competent jurisdiction to be either invalid, void, or unenforceable, the remaining provisions of this Lease shall remain in full force and effect unimpaired by the holding.

33.  ATTORNEY'S FEES - If any litigation is commenced between the parties to
     ---------------
this Lease concerning the Premises, this Lease, or the rights and duties of either in relation to the Premises or the Lease, the party prevailing in that litigation shall be entitled, in addition to any other relief granted, to a reasonable sum as and for its attorneys' fees in the litigation.

34.  BINDING ON HEIRS AND SUCCESSORS - This Lease shall be binding on and shall
     -------------------------------
inure to the benefit of the heirs, executors, administrators, successors, and assigns of the parties, but nothing in this paragraph shall be construed as a consent by Landlord to any assignment of this Lease or any interest therein by Tenant.

35.  TIME IS OF THE ESSENCE - Time is expressly declared to be of the essence in
     ----------------------
this Lease.

36.  SOLE AND ONLY AGREEMENT - This instrument constitutes the sole and only
     -----------------------
agreement between Landlord and Tenant respecting the Premises or the Lease of the Premises to Tenant, and correctly sets forth the obligations of Landlord and Tenant to each other as of its dates. Any agreements or representations with respect to the Premises or their leasing by Landlord to Tenant not expressly set forth in this instrument are null and void.

37.  CHOICE OF LAW - This Lease shall be governed by the laws of the State of
     -------------
California.

38.  INTEREST - When the payment of interest or of legal interest is required
     --------
hereunder, said interest shall be paid at the rate of ten (10) percent per annum.

39.  MERGER - No subtenancy, surrender of this Lease by Tenant, or mutual
     ------
cancellation thereof, shall work a merger, unless Landlord so elects. If no such election is made any surrender shall operate as an assignment to Landlord of all subtenancies.

40.  CAPTIONS - The caption of each paragraph hereof is added as a matter of
     --------
convenience only and shall not affect the construction of any provision of this Lease.

41.  LANDLORD'S LIABILITY - In the event of any transfer of Landlord's title or
     --------------------
interest in the Premises, Landlord (and in the case of any subsequent transfers, the then-grantors) shall be relieved from and after the date of such transfer of all liability with respect to Landlord's obligations thereafter to be performed.

Landlord's obligations hereunder shall be binding on Landlord's heirs and assigns only during their respective periods of ownership.

Executed on the date set forth above at Del Mar, California.

LANDLORD:


Judith V. Brucker
------------------------------
JUDITH V. BRUCKER, TRUSTEE
of the Judith V. Brucker Trust
UDT dated  12/12/95
          ----------------------------


TENANT:

PILKINGTON, BARNES & HIND
8006 Engineer Road
San Diego, CA 92111

     By:       Ralph Faluotico
          --------------------
             V. P. Gen. Mgr.
             ---------------

                              EXHIBIT "A" to LEASE


LEGAL DESCRIPTION OF PREMISES:

Lots 9, 10 and 11 of AERO INDUSTRIAL PARK in the City of San Diego, County of
-----------------------------------------                ---------
San Diego, according to Map thereof No. 4639, filed in the office of the County Recorder of San Diego County, September 30, 1960.

                        STANDARD BUSINESS PROPERTY LEASE


          The Business Property Lease entered into this 1st day of January 1994 by and between Willis L. or Ann J. Fehlman hereinafter called the Lessor and Pilkington Barnes Hind hereinafter called the Lessee.

          WITNESSETH: That the Lessor, for and in consideration of the mutual covenants herein contained, agrees to lease to the Lessee for the purpose of Offices, Laboratories, Manufacturing & Computer Facil and for no other purpose, property situated in the County of San Diego, State of California, more particularly described as follows: Buildings F (7901), G (7979), H (8001/05), I
(8033), K (7999), L (8007/09), M (8037/39) Vickers Street, San Diego, CA 92111
for the term of Five years beginning July 1, 1994 and ending one minute before midnight on June 31, 1999 for a guaranteed rental of 2,332,200 dollars lawful money of the United States of America payable as follows:

          1. On or before the First of each calendar month within said term, commencing the beginning date of said term and continuing monthly on said date, Lessee shall pay to Lessor 38,870 which sum shall be the "minimum guaranteed monthly rental."

          2. Upon execution of this lease, Lessee agrees to pay Lessor the sum of $ N.A. Said sum will apply to the N.A. months rent of the original term of this lease. Existing Security Deposit of $19,411.00 to remain.

          3. In the event during any month N.A. of Lessee's Gross Sales shall exceed the minimum guaranteed rental as provided for under Paragraph A, above, Lessee shall in addition to the minimum guaranteed rental, pay Lessor the difference between the aforesaid minimum and N.A. of the Gross Sales. On the First of each and every month for the term of this lease, and beginning one (1) month after the date mentioned above as the beginning of this lease. Lessee shall deliver to Lessor a written statement of the Gross Sales for the preceding month. Concurrently with the furnishing of each monthly statement, Lessee shall pay to Lessor the amount of rent payable with respect to Gross Sales during the month covered by said statement pursuant to the provisions of this paragraph.

          4. As used in the lease, Gross Sales is intended to refer to and include all sales made and services rendered at or from the leased premises by Lessee, their agents, servants, employees, sub-lessors, concessionaires, licensees, or otherwise, and upon orders and sales taken or made at or from the leased premises but delivered by or through any other store or unit operated by Lessee. All such Gross Sales whether made for cash or credit shall be treated as cash sales as of the date on which they were made. Gross sales shall not be deemed to include the amount of any federal, state or municipal sales tax, processing tax, or other similar tax in respect to sales, collected by Lessees or any other such person and which are actually paid or payable by them. There may be deducted from the Gross Sales of any period the amount of all proper charges against sales by reason of refunds or returns by customers which are accepted and allowed during such periods by Lessors or by any other persons, the amount of which sales is included in the computation of rent. Lessee shall keep in leased premises true, actual, complete and up-to-date books, accounts of records, sales tax reports, vouchers, invoices and such other supporting documents as may be necessary and proper to substantiate said statements of Gross Sales, which shall at all times during regular business hours be available to Lessor or his agents for examination and audit.

          5. If Lessor, for any reason, cannot deliver possession of said premises to Lessee at the commencement of said term, this lease shall not be void or voidable, nor shall Lessor be liable to Lessee for any loss or damage resulting therefrom; but there shall be a proportionate reduction of rent covering the period between the commencement of said term and the time when Lessor can deliver possession.

         6. UTILITIES AND SERVICES (Insert word "Lessor" or "Lessee" on dotted line)

          The parties agree that each shall furnish and pay for services as indicated below on or before delinquency:

a.  Heat and force air ventilation:                  d.  Water for ordinary office
                       Furnish Lessor                    and store purposes Lessee
                       Maintain Lessee               e.  Gas for such installations
b.  Air conditioning:  Furnish Lessor                    as may require it Lessee
    Maintain Lessee                                  f.  Janitor and cleaning
c.  Electricity for such installations as may            services Lessee
    require it including lighting and                g.  Towels and washroom supplies
    replacement of bulbs and fluorescent tubes           Lessee
    Lessee                                           h.  Washing and cleaning of windows
                                                         Lessee
                                                     i.  Cleaning of sidewalks, parking
                                                         areas and yard Lessor

  7. DESTRUCTION - In the event of (a) a partial destruction of the leased premises or the building containing same during said term which requires repairs to either the leased premises or said building, or (b) the leased premises or said building being declared unsafe or unfit for occupancy by any authorized public authority for any reason other than Lessee's act, use or occupation which declaration requires repairs to either said premises or said building, Lessor shall forthwith make such repairs, provided such repairs can be made with sixty (60) days under the laws and regulations of authorized public authorities, but such partial destruction (including any destruction necessary in order to make repairs required by any such declaration) shall in no wise annul or void this lease, except that Lessee shall be entitled to a proportionate reduction of rent until such repairs are being made, such proportionate reduction to be based upon the extent to which said destruction and the making of such repairs shall interfere with the business carried on by Lessee in said premises, provided that in making such repairs Lessor shall be obligated to replace only such glazing as shall have been damaged by fire and other damaged glazing shall be replaced by Lessee. If such repairs cannot be made within sixty (60) days, Lessor may at his option make same within a reasonable time, this lease continuing in full force and effect and the rent to be proportionately rebated, as in this paragraph provided. In the event that Lessor does not so elect to make such repairs which cannot be made within sixty
(60) days, or such repairs cannot be made under such laws and regulations, this lease may be terminated at the option of either party. In respect to any partial destruction (including any destruction necessary in order to make repairs required by any such declaration) which Lessor is obligated to repair or may elect to repair under the terms of this paragraph, the provisions of Section 1932. Subdivision (2), and Section 1933, Subdivision (4), of the Civil Code of the State of California are waived by Lessee. A total destruction (including any destruction required by any authorized public authority) of either said premises or said building shall terminate this lease. If the parties cannot agree, then these matters shall be determined by arbitration as set forth and defined in this lease. If the parties cannot agree on any matter which, by the terms hereof, is required to be settled by arbitration, the same shall be resolved by, and under the rules and procedures of, the American Arbitration Association.

  8. ARBITRATION - If the parties cannot agree on any matter which, by the terms hereof, is required to be settled by arbitration, the same shall be resolved by, and under the rules and procedures of, the American Arbitration Association.

  9. TRADE FIXTURES - All trade fixtures installed in or on the leased premises by Lessee shall, unless Lessor has a security interest therein by reason of a separate security agreement, be removed from the leased premises within 10 days after expiration of this lease, abandonment of the leased premises by Lessee or termination of Lessee's rights to possession because of Lessee's breach of this lease. Provided, however, Lessee shall have no such right of removal unless, prior to such removal, Lessor receives reasonable assurance that (i) immediately upon such removal the leased premises will, in all respects, be repaired and restored to their former condition, and (ii) such removal and restoration will be accomplished at no cost whatsoever to Lessor. In the event such trade fixtures are not so removed within said 10 day period, the same will be deemed abandoned by Lessee and shall belong to Lessor absolutely.

  10. MAINTENANCE AND REPAIRS - The Lessee accepts the leased premises in their present condition. The Lessor shall maintain and repair when necessary the roof and exterior walls (except glazing) of the leased premises and any portion of the leased or adjacent premises used by Lessee in common with other tenants. The Lessee shall maintain and repair when necessary all other portions of the leased premises, including but not limited to glazing, to the end that the leased premises shall be returned to the Lessor at the termination hereof in as good a condition as when received by Lessee, reasonable wear and tear and damage by the elements excepted. In the event Lessee shall fail to perform any such repair or maintenance, Lessor may enter upon the leased premises perform such repair or maintenance, and Lessee shall thereupon be liable to Lessor for the actual cost to Lessor of such repair or maintenance. The Lessee waives all rights given by sections 1941 and 1942 of the California Civil Code. Lessor shall not be liable to Lessee for loss or damage to property occasioned by fire or by the bursting or leaking of any water, oil, gas, steam or other pipes, plumbing or sewages, or by the overflow of any tank or closet located in the leased premises or in other parts of the building in which the leased premises are situated, whether as a result of storm, accident or any other cause, or by any act or neglect of other tenants of the said building.

  11. ALTERATIONS, ADDITIONS AND IMPROVEMENTS - Lessee shall not make any alterations or place or permit to be placed any sign, marquee or awning on the premises without written consent of Lessor first obtained, and Lessor may post notices on said premises to exempt him from responsibility for any work done by Lessee on the leased premises. All alterations, additions, or improvements made by either of the parties upon the premises, except moveable office furniture and trade fixtures, shall remain on the premises and become the property of the Lessor at the termination of this lease.

  Lessor reserves the right to approve the size, style, colors and dimensions of all signs of Lessee.

  It is understood and agreed that Lessee may install in leased premises at its sole cost and expense certain fixtures and other equipment required by it for the conduct of its business, and that such installation may be made during the construction of the building, provided, however, that said installation of fixtures and equipment shall not interfere with the construction of the building by Lessor.

  12. CHANGES REQUIRED BY LAW - In event any changes, improvements, or additions to the leased premises, as distinguished from repairs, are required to be made during the term of this lease by any governmental authority or under or by virtue of any law, ordinance or governmental regulation because of the nature of Lessee's business or its use of the premises, the same shall be made and paid for by Lessee. Provided that if such change, improvement or addition is structural, the same shall be made and paid for by Lessor and in such event there shall be added to the minimum rental an amount that will amortize the said cost of the structural change, improvement or addition together with interest thereon at the rate of eight percent (8%) per annum over the balance of the term of the lease.

  13. HOLDING OVER - If the Lessee shall hold over after the expiration of the term of this lease for any cause, such holding over shall be deemed a tenancy from month to month only.

  14. LESSEE'S FAILURE TO FULFILL CERTAIN OBLIGATIONS - In the event Lessee shall fail to pay any sum or do any act required by this lease (except the payment of rental), Lessor may pay such sum or do such act (without, however, the obligation so to do), and such sum or the actual cost to Lessor of doing such act shall be due and payable to Lessor with the next following installment of rental, and Lessor may, at his option, enforce the collection of such sum or such cost as if the same were rental hereinunder.

  15. DEFAULT - In the event that Lessee shall at any time failed, neglect or refuse to pay the rent or any part thereof, as herein agreed, or fail, neglect or refuse to pay when due any other sum or sums which may become due from Lessee to Lessor hereunder, or shall fail, neglect or refuse to perform or observe any one or more of the other covenants or conditions of this lease on its part to be performed or observed, or should the leased premises be vacated or abandoned, and in the event that any such failure, neglect, refusal or abandonment shall continue after the expiration of a three (3) day period from and after the service of written notice by Lessor upon Lessee in the event of nonpayment of rent, or of a three (3) day period from and after the service of such a notice in the event of any other default, then, after the expiration of said period or at any time thereafter during the continuance of such failure, neglect, refusal or abandonment without further notice or demand either to

Lessee or any person or persons claiming under it, Lessor may, at its option,
(a) accelerate the rental for the whole of the unexpired term and it shall become immediately due and payable, (b) remain out of possession of the leased premises and continue to enforce all of the terms and conditions of this lease, which shall include the right to recover from Lessee each installment of rent as it becomes due, (c) enter upon and repossess the leased premises and pursue any of the following remedies: (1) terminate this lease and all rights of Lessee under it and to the leased premises; (2) rent the leased premises or any part thereof, as the agent of Lessee, for the remainder or any part of the unexpired term of this lease, applying rental payments so received first to the payment of such expenses as Lessor may have incurred in re-entering, repossessing and reletting the premises, including court costs and attorneys' fees, and the balance to the payment of the rent due under this lease and should the monthly rental be less than the monthly rental provided in this lease, Lessee agrees to pay the amount of such deficiency to Lessor from month to month as it accrues; however, in the event Lessor is able to relet the premises for the entire balance of the term, Lessor may, at its option, recover from Lessee at the time of such reletting the difference if any, between the total rental provided in this lease and the total rental procured by such reletting; (3) terminate this lease and all rights of Lessee under it and to the leased premises and recover from Lessee the worth at the time of such termination, of the excess, if any, of the amount of rent reserved in this lease for the balance of its term, or any shorter period of time, over the then reasonable rental value of the premises for the same period.

  16. TAXES AND ASSESSMENTS - (a) Lessor agrees to pay all real property taxes assessed against the leased premises. Lessee agrees to pay all taxes, licenses and fees levied, assessed or imposed by reason of Lessee's use of said premises, and all taxes or personal property located on the premises including but not limited to fixtures. (b) Lessee shall pay promptly upon demand any increase in taxes over the 93/94 tax bill and it is agreed that since the Lessee is occupying a portion of the leased premises being assessed that Lessee shall pay the increase in tax bill each year in proportion to the amount of premises Lessee occupies. The amount shall be determined upon presentation by Lessor's Agent of the above-mentioned tax bill and the tax bill for the year involved.

  17. NOTICE AND PAYMENTS - Any notice herein required or permitted to be given by Lessor to Lessee shall be deemed given if and when mailed, postage prepaid, properly addressed to Lessee at 8006 Engineer Road San Diego, CA 92111 Tel.
(619) 277-9873 Fax 268-7830. Any notice herein required or permitted to be given by

Lessee to Lessor shall be deemed given if and when so mailed to Lessor or a designated representative at 8051 Vickers Street, San Diego, CA 92111 Tel. (619) 292-1770 Fax. 292-9350. Each installment of rent herein provided is to be paid by Lessee to Lessor, in lawful money of the United States, by check, draft, or like instrument payable to the order of the Lessor or a designated representative. Any rent accruing under the terms of this lease, which shall not be paid when due, shall bear interest at the rate of ten percent (10%) per annum from the date when payable until said rent shall have been paid by Lessee.

  Until changed, notices and communications to Lessor and Lessee shall be sent to their respective addressee as designed above. Each party shall have the right to specify as its proper address any other address in the United States.

  18. HOURS AND ENTRY - Lessee understands and agrees that Lessor is willing to execute this lease with Lessee only on the expressed understanding that at all times during the term of this lease and with adequate facilities, fixtures, employees and merchandise, said Lessee shall carry on and operate in substantially all of the leased premises a Manufacturing Business as has existed; that they will keep the premises open for business during the usual business hours of each business day; and that they will endeavor in the utmost good faith to exploit and develop said business in such a manner so as to produce the maximum value of Gross Sales consistent with sound business practice. Lessees further agree to maintain competitive prices on services rendered and items sold on said leased premises. Lessees shall use the leased premises for no other purpose without prior written consent of Lessor. If Lessees at any time discontinue use of said premises for said purpose, it shall constitute a material breach of the terms of this lease.

  Lessor shall, at all reasonable times, have access to the leased premises for the purpose of inspection and repair.

  Lessee shall permit Lessor, at any time within thirty days prior to the expiration date of this lease, to place upon said premises any usual or ordinary "for rent" or "for lease" signs.

  19. INSURANCE - Lessee shall not use, or permit the leased premises, or any part thereof, to be used for any purpose or purposes which will increase the existing rate of insurance upon the building in which said premises may be located, or cause a cancellation of any insurance policy covering said building or any part thereof. Lessee shall, at his sole cost, comply with any and all requirements, pertaining to the use of the leased premises, of any insurance organization or company necessary for maintenance of reasonable fire and public liability insurance, covering said building and appurtenances. In the event occupancy of said premises by the Lessee should cause the present fire and liability insurance rates to be increased, Lessee shall pay the differences upon the amount of fire and liability insurance now being carried by the Lessor and said difference shall be in addition to the amount of rental specified herein and shall be paid to Lessor on demand.

  20. LIABILITY - Lessee agree to protect, indemnify, and save harmless the Lessor from and against any and all claims, demands, and causes of action of any nature whatsoever, and any expense incident to defense by Lessor of any such demand or action for injury to or death of persons or loss of or damage to property occurring on the leased premises or the adjoining sidewalks, streets or ways, or in any manner growing out of or connected with the Lessee's use and occupation of said premises. Lessee, at its expense, shall maintain in force public liability insurance which will insure against liability for injury to said persons in an amount not less than One Million for any one person injured or Three Million for any one accident, and Five Million for property damage, in companies satisfactory to Lessor, naming Lessor as an additional insured and furnish Lessor with copies or certificates thereof. Each such policy shall provide that the same shall not be cancelled by the insurer except upon 10 days' advance written notice to Lessor.

  21. OPTION TO RENEW - Lessor hereby gives the Lessor the option to renew this Lease for Two additional Five year periods provided that:

  a. Lessee shall not be in default in any terms of this lease.

  b. Lessee notifies Lessor at least six months prior to the termination of this lease, and each subsequent renewal, in writing of his intention to exercise this option.

  c. At the expiration of the first Five years and expiration of each subsequent Five year renewal, rental shall be adjusted in accordance with the following formula:

  The Consumer Price Index in effect on the first month (or if monthly indices are not published, then the quarter) of the original term (hereinafter termed "Original Index") shall be compared with the respective Consumer Price Index (hereinafter called "Comparison Index") in effect on the last month (or if monthly indices are not published, then the quarter) of the original term or each subsequent _______ year renewal.

  The Consumer Price Index intended to be referred to herein is the one determined by the Bureau of Labor Statistics, United States Department of Labor, for all items--San Diego with the base period 1965 = 100 or any successor index which has been subjected to all requisite statistical adjustments so that a comparison of old and new Consumer Price Index numbers is statistically meaningful.

  Monthly rental for each subsequent Five year renewal shall be computed by multiplying the monthly rental ascertained under the provisions of Paragraph 1 by a fraction of which the numerator shall be the Comparison Index and the denominator shall be the Original Index. Maximum to be 3% per year.

  22. VEHICLE PARKING - Lessee's customers shall have the non-exclusive joint use of the adjoining parking facilities with other patrons of businesses located in the building or shopping center of which the leased premises are a part. Lessee and its employees shall not park their vehicles in any parking areas designated by Lessor to be for patrons.

  Lessee shall pay to Lessor for maintenance and lighting of said parking area $ N/A_________ per month in advance on the first day of each and every month during the term of this lease or any extensions thereof.

  23. USE - Lessee covenants that during the life of this lease it will not cause nor permit any use of the leased premises nor any portion thereof in any illegal manner, and that Lessee will comply with all governmental rules, regulations, ordinances and laws. Lessee's use must comply with all reasonable rules and regulations pertaining to the premises that Lessor may, from time to time, establish for the mutual benefit of other tenants of related premises.

  24. LIENS - The Lessee agrees to execute such documents necessary to subject and subordinate this lease to the lien of any mortgage or deed of trust now or hereafter placed upon the Lessor's interest in the leased premises and on the land and buildings of which the said premises are a part.

  Lessee covenants to keep the leased premises and the improvements thereon at all times during the term hereof free of mechanics' liens and other liens of like nature other than liens created or claimed by reason of any work done by or at the instance of Lessor, and at all times to protect fully and indemnify Lessor against all such liens or claims which may ripen into such liens and against all attorneys' fees, and other costs and expenses growing out of or incurred by reason of or on account of any such liens or claims. Should Lessee fail to fully discharge any such lien or claim, Lessor at its option may pay the same or any part thereof, and Lessor shall be the sole judge of the legality of such lien or claim. All amounts so paid by Lessor, together with interest thereon at the rate of ten percent (10%) per annum from the time of payment by Lessor until repayment by Lessee, shall be paid by Lessee to Lessor as so much additional rent on or before the next succeeding rent day after payment has been made by Lessor and if not so paid shall continue to bear interest at the aforesaid rate, interest payable monthly as additional rent, or Lessor may at its option treat the failure to pay said lien claim amount as herein specified, as a default in the payment of rent.

  25. COSTS AND FEES - In the event Lessor employs an attorney to recover rent, dispossess Lessee or in any manner enforce the provisions of this lease or act to effect any remedy hereunder for Lessor, Lessee shall pay reasonable attorney's fees and other expenses incurred by Lessor, which fees and expenses shall constitute additional rent.

  26. QUIET ENJOYMENT - Provided the Lessee performs all its covenants, agreements, and obligations hereunder, the Lessor covenants that the Lessee shall have the peaceful and quiet enjoyment of the leased premises without hindrance on the part of the Lessor.

  27. EMINENT DOMAIN - In the event all or any part of the leased premises shall be condemned and taken for a public or quasi-public use, then all and any award or compensation arising out of such condemnation shall be paid to the Lessor. If, after condemnation of less than all of the leased premises, the remaining portion is susceptible of occupation for the purposes contemplated under this lease, then there shall be an abatement in rent payable during the balance of the term hereof in the proportion that the floor area of the portion of the leased premises taken bears to the total floor area of the leased premises immediately prior to such taking. Should all of the leased premises be condemned and taken, or if less than all are taken and remaining portion is not susceptible of occupation for the purposes contemplated under this lease, then this lease shall terminate. If the lease is not so terminated the Lessor shall repair the leased premises and improvements. The sale of all or any part of the leased premises under threat of the exercise of the power of eminent domain to an entity which possesses such power shall constitute a condemnation and taking for purposes of this lease.

  28. INSOLVENCY AND BANKRUPTCY - In the event Lessee shall file a voluntary petition in bankruptcy or shall institute any proceedings of whatsoever kind or character under any bankruptcy or insolvency law in effect at the date hereof or which may hereafter be enacted or become effective wherein and whereby any right of Lessor shall or may be affected in any degree, or in the event Lessee shall be adjudged a bankrupt or insolvent by any court, or in the event Lessee shall make an assignment, general or otherwise, for the benefit of creditors, or in the event a receiver of any interest of Lessee in said leased premises shall be appointed by any court, Lessor may, in any such event, at its option, without notice or demand upon Lessee, or upon any person or persons claiming by, through or under the Lessee immediately cancel and terminate this lease and terminate each, every and all of the rights of Lessee and of any and all persons claiming by, through or under Lessee, in and to the leased premises. In the event of termination of this letting as in this paragraph above provided, the Lessor shall have the right to repossess the leased premises and such structures, buildings, improvements and equipment, either with or without process of law or through any form of sent or proceedings, as well as the right to sue for and recover all rents and other sums accrued up to the time of such termination, including damages arising out of any breach on the part of the Lessee. The Lessor shall also have the right, with or without resuming possession of the premises or terminating this lease, to sue for and recover all rents and other sums, including damages, at any time and from time to time accruing hereunder and such other rights as may be provided by law.

  29. WAIVER - Except to the extent that the Lessor may have otherwise agreed in writing, no waiver by Lessor of any breach by Lessee of any of its obligations, agreements or covenants hereunder shall be deemed to be a waiver of any subsequent breach of the same or any other covenant, agreement or obligation. Nor shall any forbearance by Lessor to seek a remedy for any breach by Lessee be deemed a waiver by Lessor of its right or remedies with respect to such breach.

  30. WARRANTY - Lessor hereby warrants that he is the owner in fee of the leased premises or that he holds a leasehold estate in the premises for at least the term of this lease and that he has full power to enter into this lease.

  31. AGREEMENT - This lease contains a complete expression of the agreement between the parties hereto, and there are no promises, representations, agreements, warranties or inducements except such as are made herein and fully set forth. No alternations of any of its terms, covenants or conditions shall be binding unless reduced to writing and signed by the parties hereto. It is agreed that all of the rights, remedies and benefits provided by this lease shall be cumulative, and shall not be exclusive of any other of said rights, remedies, and benefits, or of any other rights, remedies and benefits allowed by law.

  32. CONDITION OF PREMISES - Lessee, upon occupancy of leased premises, accepts the premises in their then existing condition of repair and agrees that said premises are suitable and satisfactory for the use intended by Lessee. Lessor shall not be called upon to make any additional repairs and/or additions to leased premises, except as herein provided.

  33. ASSIGNMENT - The Lessee shall not sublet the leased premises or any part thereof, nor assign or transfer, this lease without the written consent of Lessor, and should Lessor consent to such assignment, subletting, or transfer, it will not relieve Lessee of the agreements and obligations contained herein. The voluntary or other surrender of this lease by Lessee, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of the Lessor, terminate all or any existing subleases or subtenancies or may, at the option of the Lessor, operate as an assignment to him of any or all of such subleases or subtenancies.

  34. TIME OF ESSENCE - Time is expressly declared to be of the essence of this lease, and of each, every and all of the covenants and conditions herein contained.

  35. SUCCESSORS AND ASSIGNS - The covenants and conditions herein contained shall, subject to the provisions as to assignments, apply to and bind the heirs, successors, executors, administrators and assigns of all the parties hereto; and all of the parties hereto shall be jointly and severally liable hereunder.

  36. It is agreed that Lessee will make arrangements for their own trash collections.

  37. It is agreed that Lessee will make all lease improvements and unless otherwise agreed upon, Lessee will return the facilities to their original state.

  IN WITNESS WHEREOF the Lessor and Lessee have executed this lease agreement as of the day and year first above written.

                                             LESSOR
                                             Willis L. or Ann J. Fehlman
                                             ---------------------------
 AGENT                                       Willis L. Fehlman  11/8/93
                                             ---------------------------
BY:                                          Ann J. Fehlman     11/8/93
   ---------------------------               ---------------------------
                                             LESSEE
------------------------------               Pilkington Barnes-Hind
                                             ---------------------------
DATE:                                        Garry Malloy     6/10/94
     -------------------------               ---------------------------

                                             ---------------------------